AMENDMENT NO. 2 TO EMPLOYMENT OFFER LETTER AGREEMENT

This Amendment No. 2 to Employment Offer Letter Agreement (this “Amendment”) is made as of February 21, 2018, by and between Sigma Labs, Inc., a Nevada corporation (the “Company”), and Ron Fisher (the “Employee”), with reference to the following facts:

WHEREAS, the Company and the Employee are parties to an employment offer letter agreement, effective August 10, 2015, as amended by Amendment No. 1 thereto (as so amended, the “Employment Letter”); and

WHEREAS, the Company and the Employee wish to amend the Employment Letter as provided in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and other consideration, the receipt and sufficiency of which hereby are acknowledged, the Company and the Employee hereby agree as follows:

1.Item 2, entitled "Performance Bonuses," of Exhibit A of the Employment Letter is hereby amended to replace the "February 11, 2018" reference therein with "December 31, 2018."

2.Except as expressly amended by this Amendment, all of the terms of the Employment Letter shall remain in full force and effect.

IN WITNESS WHEREOF, the Company and the Employee have executed this Amendment as of the date first set forth above.

SIGMA LABS, INC.	RON FISHER
By:/s/ John Rice John Rice Interim Chief Executive Officer	/s/ Ron Fisher